FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q4 2021 EARNINGS SUPPLEMENT

MARCH 21, 2022

FATBURGER · Buffalo's World Famous Wings · Hurricane Grill & Wings · Johnny Rockets · Round Table Pizza Royalty

Elevation Burger · Hot Dog on a Stick · Twin Peaks · Yalla Mediterranean · Pretzelmaker

Marble Slab Creamery · native grill & wings · Ponderosa Steakhouse / Bonanza Steakhouse · Fazoli's · Great American Cookies


GREAT AMERICAN
ROUND TABLE
PIZZA ROYALTY
PRETZELMAKER
WITH A TWIST!
FRESH
1991
FATBURGER

LEGAL DISCLAIMER

This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company's ability to open stores in the development pipeline, and the Company's ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement.

Q4 2021

HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q4 2021 HIGHLIGHTS



308.1% Sales Growth[2]
Q4 2021 v Q4 2020
System-Wide



12.4% SSS Growth[1]
Q4 2021 v Q4 2020
System-Wide



$436.3mm
System-Wide Sales
Q4 2021



30 New Store Openings
Q4 2021[3]



$74.2mm Total Revenue
Q4 2021



$10.4mm Adj. EBITDA[4]
Q4 2021

(1) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

(2) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q4 2021 VS. Q4 2020

Royalties



$4.7mm
$17.9mm
Q4 2020
Q4 2021

Revenue



$6.5mm
$74.2mm
Q4 2020
Q4 2021

Systemwide Sales



$106.9mm
$436.3mm
Q4 2020
Q4 2021

Adj. EBITDA (1)



$1.7mm
$10.4mm
Q4 2020
Q4 2021

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q4 2021 SAME-STORE-SALES

While we don't include acquired concepts in same-store-sales calculation until they are owned for a full fiscal year, comparable same-store-sales including recently acquired concepts were very strong in Q4 2021

	Same-Store-Sales *(as reported, excl. acquired concepts)*	Johnny Rockets	Global Franchise Group	Fazoli's	Twin Peaks	native grill & wings	Same-Store-Sales *(incl. acquired concepts)*
Q4 2021 vs. Q4 2020	12.4%	52.5%	16.1%	30.4%	15.7%	20.7%	21.4%
Q4 2021 vs. Q4 2019	5.6%	-7.4%	10.6%	15.8%	25.6%	16.5%	8.5%

(1) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

FY 2021 HIGHLIGHTS


FATBURGER

FAT BRANDS

FY 2021 HIGHLIGHTS


236.4% Sales Growth (2)
FY 2021 v FY 2020
System-Wide


20.4% SSS Growth (1)
FY 2021 v FY 2020
System-Wide


$1,051.0mm
System-Wide Sales
FY 2021


115 New Store Openings
FY 2021 (3)


$118.9mm Total Revenue
FY 2021


$21.1mm Adj. EBITDA (4)
FY 2021

(1) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

(2) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

FY 2021 VS. FY 2020

Royalties



$13.4mm
$42.7mm
FY 2020
FY 2021

Revenue



$18.1mm
$118.9mm
FY 2020
FY 2021

Systemwide Sales



$312.4mm
$1,050.9mm
FY 2020
FY 2021

Adj. EBITDA (1)



$1.4mm
$21.1mm
FY 2020
FY 2021

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

FY 2021 QUARTERLY IMPROVEMENTS

Royalties


$5.0mm
$6.0mm
$14.0mm
$17.9mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Revenue


$7.0mm
$8.0mm
$30.0mm
$74.2mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Systemwide Sales


$114.5mm
$144.0mm
$349.8mm
$436.0mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Adj. EBITDA (1)


$1.0mm
$2.0mm
$7.0mm
$10.4mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

AVERAGE WEEKLY SALES IMPROVEMENTS

System-wide average weekly sales have improved for 7 consecutive quarters when compared to 2019, reaching 11.0% growth vs. 2019 for Q4 2021 (1)

Average Weekly Sales (1)


$14,980
(10.4%)
$12,154
(31.2%)
$14,876
(14.9%)
$14,367
(13.8%)
$15,599
(6.7%)
$18,582
5.2%
$18,986
8.6%
$18,502
11.0%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Avg. Weekly Sales
vs. 2019

(1) Represents average weekly sales for locations of all brands in portfolio as of 12/26/2021, assuming brands were owned for the full historical period.

UNIT COUNT

2,369 Locations Worldwide	**80%** Domestic Locations
39 Countries	**48** U.S. States
95% Franchised Locations	**129** Company-Owned Locations
761 Franchise Partners	**333** Multi-Unit Franchise Partners



FY 2021 Unit Count
415
372
366
294
226
216
191
87
51
41
37
33
23
15
2
Round Table
Great American Cookies
Marble Slab Creamery
Johnny Rockets
Pretzelmaker
Fazoli's
Fatburger
Twin Peaks
Hot Dog on a Stick
Hurricane Grill & Wings
Elevation Burger
Bonanza Steakhouse
Ponderosa Steakhouse
native grill wings
Buffalo's
Yalla

TRANSFORMATIVE ACQUISITIONS

Throughout the year, FAT completed the acquisition of 9 brands to further diversify the portfolio and reach over $2 billion in system-wide sales for the portfolio of brands [1]

Bridge from FY 2021 to PF FY 2021 Systemwide Sales [1]



$1,051.0mm
$288.9mm
$287.3mm
$203.2mm
$72.4mm
$55.6mm
$54.6mm
$29.3mm
$10.5mm
$2,052.8mm
FY 2021
FAZOLI'S
TWIN PEAKS
ROUND TABLE PIZZA ROYALTY
GREAT AMERICAN cookies
native grill wings
Marble SLAB CREAMERY
PRETZELMAKER
HOT DOG ON A STICK
PF FY 2021

(1) Pro Form adjustment to include full year of systemwide sales for all brands acquired during FY 2021.

2022 STRATEGIC FOCUS

Build-Out Organic Pipeline of New Stores

Rate & Re-Issue Securitized Debt = Substantial Savings

Grow Factory Production to Utilize ~70% Excess Capacity

Continue to Integrate 2021 Acquisitions and Realize Synergies

Cross-Sell and Grow Franchise Development Pipeline

Realize Purchasing Savings from ~$600mm in Purchasing Power

APPENDIX


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DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(in thousands, except per share data)	Thirteen Weeks Ended December 26, 2021	Thirteen Weeks Ended December 27, 2020	Fifty-Two Weeks Ended December 26, 2021	Fifty-Two Weeks Ended December 27, 2020
Revenue				
Royalties	$ 17,858	$ 4,742	$ 42,658	$ 13,420
Franchise fees	1,914	559	4,023	1,130
Advertising fees	8,685	1,180	16,728	3,527
Restaurant sales	37,451	-	41,563	-
Factory revenue	7,990	-	13,470	-
Management fees and other income	291	18	439	41
Total revenue	74,189	6,499	118,881	18,118
Costs and expenses				
General and administrative expense	26,876	4,250	50,249	14,876
Cost of restaurant and factory revenues	36,865	-	44,242	-
Impairment of assets	1,037	5,368	1,037	9,295
Refranchising (gain) loss	992	1,958	314	3,827
Costs to acquire brands	1,257	535	4,242	1,168
Advertising expense	9,930	2,860	17,973	5,218
Total costs and expenses	76,957	14,971	118,057	34,384
(Loss) income from operations	(2,768)	(8,472)	824	(16,266)
Other income (expense), net				
Interest expense, net	(14,925)	(1,341)	(26,864)	(3,375)
Interest expense related to preferred shares	(1,468)	(293)	(2,193)	(1,544)
Net loss on extinguishment of debt	(1,219)	-	(7,637)	(88)
Change in fair value of derivative liability	-	-	-	887
Gain on contingent consideration payable adjustment	-	-	-	1,680
Other income (expense), net	543	151	750	157
Total other income (expense), net	(17,069)	(1,483)	(35,944)	(2,283)
Loss before income tax expense	(19,837)	(9,955)	(35,120)	(18,549)
Income tax benefit	(234)	(2,284)	(3,537)	(3,689)
Net loss	(19,603)	(7,671)	(31,583)	(14,860)
Basic and diluted loss per share	$ (1.38)	$ (0.64)	$ (2.15)	$ (1.25)
Basic and diluted weighted average shares outstanding	14,203,887	11,926,264	14,656,880	11,897,952
Cash dividends declared per common share	$ 0.13	$ -	$ 0.52	$ -

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

(in thousands)	Thirteen Weeks Ended December 26, 2021	Thirteen Weeks Ended December 27, 2020	Fifty-Two Weeks Ended December 26, 2021	Fifty-Two Weeks Ended December 27, 2020
Net loss	$ (19,603)	$ (7,671)	$ (31,583)	$ (14,860)
Interest expense, net	16,393	1,634	29,057	4,919
Income tax benefit	(234)	(2,284)	(3,537)	(3,689)
Depreciation and amortization expense	5,313	409	8,474	1,172
EBITDA	1,869	(7,912)	2,411	(12,458)
Provision for bad debts	1,340	-	1,565	-
Share-based compensation expenses	1,154	38	1,642	99
Non-cash lease expenses (1)	201	69	640	243
Acquisition costs	974	535	4,242	1,168
Refranchising (gain) loss	992	1,958	314	3,827
Net loss on extinguishment of debt	1,219	(0)	7,637	88
Gain on contingent consideration payable adjustment	-	-	1,037	(1,680)
Impairment loss	1,037	5,368	-	9,295
Litigation Costs	394	-	394	-
Net loss related to advertising fund deficit	1,245	1,680	1,245	1,680
Change in fair value - derivative liability	-	-	-	(887)
Adjusted EBITDA	$ 10,425	$ 1,736	$ 21,127	$ 1,375

(1) Included non-cash lease expenses related to new lease accounting standards

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(in thousands, except per share data)	Thirteen Weeks Ended December 26, 2021	Thirteen Weeks Ended December 27, 2020	Fifty-Two Weeks Ended December 26, 2021	Fifty-Two Weeks Ended December 27, 2020
Net loss	$ (19,603)	$ (7,671)	$ (31,583)	$ (14,860)
Refranchising (gain) loss	992	1,958	314	3,827
Acquisition costs	974	535	4,242	1,168
Net loss on extinguishment of debt	1,219	-	7,637	88
Tax adjustments, net (1)	(38)	(572)	(1,228)	(1,011)
Adjusted net loss	$ (16,456)	$ (5,750)	$ (20,618)	$ (10,788)
Loss per basic and diluted share	$ (1.38)	$ (0.64)	$ (2.15)	$ (1.25)
Adjusted loss per basic and diluted share	$ (1.16)	$ (0.48)	$ (1.41)	$ (0.91)
Weighted average basic and diluted shares outstanding	14,203,887	11,926,264	14,656,880	11,897,952

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509